SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, DC 20549

                            FORM 8-K

                         CURRENT REPORT




	PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): November 12,1997


                     NOODLE KIDOODLE, INC.
    (Exact name of registrant as specified in its charter)


                Commission File No. 01-06083


            Delaware                         11-1771705
(State or other jurisdiction of     (IRS Employer Identification
 incorporation or organization)                 Number)


  6801 Jericho Turnpike, Suite 100, Syosset, NY 11791-4427
          (Address of principal executive offices)
                         (Zip Code)



                       (516) 677-0500
    (Registrant's telephone number, including area code)


           105 Price Parkway, Farmingdale, NY 11735
                (Registrant's Former Address)


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                      NOODLE KIDOODLE INC.

                            FORM 8-K

                         CURRENT REPORT

                       TABLE OF CONTENTS


Item 5.  Other Event

Item 7.  Exhibit

Signature

ITEM 5.  Other Event

	On November 12, 1997, the Board of Directors voted unanimously to amend and restate the by-laws of Noodle Kidoodle, Inc.


ITEM 7.  Exhibit

  3.1	Amended and Restated By-laws of Noodle Kidoodle, Inc.

                           SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     NOODLE KIDOODLE, INC.



Date:  November 21, 1997            /S/ Kenneth S. Betuker
                                     Kenneth S. Betuker
                                     Vice President
                                     Chief Financial Officer
                                     Secretary